UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-4316
                                  ---------------------------------
        Midas Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432
                                                   ----------------

Date of fiscal year end:  12/31/03
                        ------------------
Date of reporting period:  1/1/03 - 12/31/03
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders

--------------------------------------------------------------------------------

                                   Midas Funds
                                DECEMBER 31, 2003
                                  ANNUAL REPORT


                           ---------------------------
                                   MIDAS FUND
                           ---------------------------
                           MIDAS SPECIAL EQUITIES FUND
                           ---------------------------
                              MIDAS DOLLAR RESERVES
                           ---------------------------


                              [LOGO OF MIDAS FUNDS]
                          Discovering Opportunities(R)

                               ------------------
                               APPLICATION INSIDE
                               ------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    Contents

Letter to Our Shareholders                                                     1
.................................................................................
PORTFOLIO COMMENTS
Midas Fund                                                                     2
Midas Special Equities Fund                                                    3
Midas Dollar Reserves                                                          4
.................................................................................
Report of Independent Public Accountant                                        5
.................................................................................
SCHEDULE OF INVESTMENTS
Midas Fund                                                                     6
Midas Special Equities Fund                                                    7
Midas Dollar Reserves                                                          8
.................................................................................
Consolidated Financial Statements                                              9
Notes to Financial Statements                                                 12
Financial Highlights                                                          15
Account Application Instructions                                              18
New Account Application                                                       19
Additional Information                                         Inside Back Cover

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund             Investment Objective
--------------------------------------------------------------------------------
Midas Fund       Seeks primarily capital appreciation and protection against inflation and secondarily current income.
--------------------------------------------------------------------------------
Midas Special    Invests aggressively for maximum capital appreciation.
Equities Fund
--------------------------------------------------------------------------------
Midas Dollar     A high quality money market fund investing in U.S. Government
Reserves         securities. Free, unlimited check writing with only a $250 minimum per check.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          To Our Shareholders
--------------------------------------------------------------------------------

          In the battle for economic recovery, the Federal Reserve Bank seems to be winning. By cutting the Federal Funds target interest rate throughout 2001 and 2002 and most recently on June 25, 2003 to the current level of 1.00%, the Fed is now seeing most economic indicators, with the exception of job creation, become quite positive. General equities markets in turn moved into positive territory for the year after three difficult down years. Precious metals markets recorded their third "up" year in a row.

          Volatility in the markets is a fact of life and, yet, gives many investors pause. When markets are trending down, how does one know whether the market has further to decline? Conversely, after a strong upward move, has one already missed all possible gains? At Midas, we suggest following a regular investment plan by investing a fixed amount of money in a Fund at the same time each month or quarter and periodically reviewing your overall portfolio. Investing regularly, known as "dollar cost averaging," can reduce the anxiety of investing in a rising or falling market or buying all your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy. Volatility in markets also reinforces our message in prior Reports about the importance of diversifying your portfolio across the Midas Funds Family to balance the returns offered by precious metals prices and general equities.

                            Discovering Opportunities

          We remain focused on quality companies with unique combinations of strength in operations, finances, and products. We are committed to our stock selection process based on fundamental analysis to meet the objectives of the Funds over the long term and are convinced that successful investing requires both careful analysis and patience. Finding the pockets of strength - in gold, silver or platinum companies, growth or established companies, large or small companies whose securities in each case can appreciate in value - can be a difficult and sometimes frustrating task. Fortunately, the Midas Funds have a flexible investing approach, which can be an important advantage in seeking a superior strategy in volatile markets.

          While adapting to evolving markets can be a challenging process, personal investment planning for the future can be successful by following three simple rules. First, commit to a long term investing approach. Second, follow a regular investment plan as described above. Third, manage your investing risk by diversifying among the three Midas Funds - Special Equities Fund for longer term, stock market oriented objectives, money market fund Midas Dollar Reserves for short term needs, and Midas Fund for precious metals capital appreciation and a hedge against inflation. As always, please call us at 1-800-400-MIDAS
(6432) if you have any questions, and we will be happy to assist you.

                                        Sincerely,


                                        /s/ Thomas B. Winmill
                                        Thomas B. Winmill
                                        President

                                        1

                                   ----------
                                   Midas Fund
                                   ----------
                                   COMMENTARY

     Up 43.79% in 2003 and 61.05% in 2002, Midas Fund's policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources was very rewarding to shareholders. During 2003, the gold price rose on a relatively steady monthly basis, from a closing 2002 London fix of approximately $347 to $417 at the end of 2003. Meanwhile, gold equities have shown volatility, particularly in the fourth quarter, as gold prices pierced the long standing $400 per ounce barrier on December 1, 2003 and the 1996 high of $415 on December 30, 2003. Gold recently achieved a new high of $425.50 on January 13, 2004.

     Leveraged for higher gold prices during much of the year in quality, global, gold mining companies, Midas Fund's strategy was to boost its allocation to junior gold producers. Midas Fund also broadened its geographic focus to include more Australian producers, while seeking to avoid "hedgers." Returns were enhanced by the Fund's current policy of bank borrowing to invest in (leverage) gold companies with impressive exploration potential, and aggressive allocation to junior companies judged to have superior management, projects, and reasonable valuations. Returns from South African mining companies with high rand currency costs underperformed. In addition, the Fund followed a flexible strategy utilizing options and short selling on an opportunistic basis. Assuming continuing low U.S. interest rates and a declining dollar, through its strategy of leveraging its gold positions and investing aggressively, the Fund will continue to seek to maximize return for shareholders from a rising gold price.

     Looking ahead, we believe the same factors that we have noted in our prior Reports to shareholders should continue to contribute to gold's rising price, including a deteriorating U.S. dollar, robust fundamentals based on growing investor demand versus slack gold mine supply, and strong evidence of gold's continuing status as a safe haven in times of crisis. Currently, however, we believe two other new factors could emerge. The first factor is the outcome of negotiations regarding the renewal, if any, of the Washington Agreement - known as the Central Bank Gold Agreement - first signed in September 1999 limiting gold sales by member banks to 400 tons a year over the five-year life of the agreement. The agreement is due to be renewed in September this year. The second factor is the policy of Japan and China regarding the weighting of gold in each country's foreign reserves. According to the World Gold Council in a report of September 2003, gold's percent share of reserves in Japan was 1.6% and in China was 1.9% (compared with the United States' 56.9% and average of 10.6% for the 116 countries tracked). In Japan, parliamentary discussions have considered whether to diversify assets in Japan's foreign reserves, now mostly dollar-denominated, to include more gold. Japan's official reserves amounted to approximately $673 billion at the end of December, according to the Ministry of Finance, of which gold holdings represented approximately $10.2 billion. In China, ongoing economic growth (GDP grew 9.1% in the third quarter and industrial production was up 17.9% for November) may put further upward pressure on its currency, the yuan renminbi, which has been tied to the U.S. dollar at an exchange rate of about 8.28 to the dollar since 1994. Should the Chinese government permit the yuan's rate to float freely, China's intervention to maintain the rate by buying U.S. dollar assets might abate, opening the door to higher foreign reserve allocations to gold. Interestingly, according to the World Gold Council, the China Daily newspaper reports that in a recent national survey, roughly 20% of respondents said they would consider putting between 20% and 30% of their savings in gold.

              Time to Buy Gold Companies with Attractive Potential

     Due to our longer-term and fundamental focus, we normally do not attempt to predict short-term price movements. Yet we believe that over the upcoming year there will be opportunities to accumulate shares of attractive gold companies for the long-term, particularly during periods of market correction and volatility. As investors become increasingly aware of the value of gold in the current environment, we expect to see more investment flows into the sector for diversification. We think Midas Fund is well positioned to take further advantage of these encouraging trends.

---------------------------------------------
               TOP 10 HOLDINGS
           AS OF DECEMBER 31, 2003
---------------------------------------------
1   Placer Dome Inc.
..............................................
2   Newcrest Mining Ltd.
..............................................
3   Golden Cycle Gold Corporation
..............................................
4   Wheaton River Minerals Ltd.
..............................................
5   Newmont Mining Corp.
..............................................
6   Barrick Gold Corp.
..............................................
7   IAMGOLD Corp.
..............................................
8   Compania de Minas Buenaventura S.A.A. ADR
..............................................
9   Meridian Gold Inc.
..............................................
10  Harmony Gold Mining Company Limited ADR
..............................................

                                        2

                          ---------------------------
                          Midas Special Equities Fund
                          ---------------------------
                                   COMMENTARY

     It is a pleasure to submit this 2003 Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find the Fund's aggressive investment approach attractive.

                            Market Review and Outlook

     2003 was a year of relative stability in the markets. In 2002 on four days the percentage gain or loss was large enough to rank among the top 20 largest moves of the S&P 500 Index, according to The Wall Street Journal (when the index declined 22.09%). By contrast, no day in 2003 showed a percentage move large enough to make it into the top 20 (when the index gained 28.67%). In contrast, with its primarily blue chip holdings in combination with its aggressive and speculative investment techniques, including market timing and use of short S&P 500 futures positions to mute expected volatility, the Fund obtained a total return of 4.88% in 2003, versus a negative return of only of 10.66% in 2002.

     During 2003, the Federal Reserve lowered its target rate to 1.00%, leading to a general recovery in many sectors of the economy, and stimulated not only the home refinancing boom, but also improved corporate spending. Gross domestic product, a broad measure of the economy's overall output, increased at an annual rate of 8.2% during the third quarter - the strongest growth in more than 19 years. These factors, together with productivity gains and improvements in corporate profits, paved the way for solid returns on equities during the year. Given these financial currents, Midas Special Equities Fund continued to implement its strategy of maintaining a focused allocation in high quality companies with solid financial strength and growth prospects, and employed leverage and futures on a periodic basis reflecting a market timing strategy.

     Looking ahead, we note that in January factory activity in the U.S. rose for the eighth month in a row, accompanied by the biggest increase in prices since March 2000, according to the Institute for Supply Management. The market's prior concerns with deflation and economic weakness seem addressed by the Fed with its massive injection of monetary liquidity and the Bush administration's fiscal stimulus and numerous proposals to boost consumer confidence and consumption. Nevertheless, we remain concerned with the proposed $2.4 trillion budget and estimated record budget deficit of $521 billion, up from $375 billion last year - not including costs of occupying Iraq and other items - and projected $1.35 trillion in deficit spending over the next five years.

                          Seeking Special Opportunities

     In these changing economic conditions, the Fund's flexibility to invest in large or small capitalization companies, U.S. or foreign, and in many kinds of securities, gives it the advantage of being able to consider participating in an investment in whatever form it may take to achieve capital appreciation. As the Fund continues to invest aggressively primarily in equity securities, often involving special situations and emerging growth companies, we will seek to discover many more future investment opportunities for capital appreciation.

-----------------------------------
          TOP 10 HOLDINGS
      AS OF DECEMBER 31, 2003
-----------------------------------
1   Berkshire Hathaway Inc. Class B
....................................
2   The Mills Corp.
....................................
3   Hilton Hotels Corp.
....................................
4   3M Co.
....................................
5   The Proctor & Gamble Company
....................................
6   J.P. Morgan Chase &  Co.
....................................
7   AT&T Wireless Services, Inc.
....................................
8   Johnson & Johnson
....................................
9   Wal-Mart Stores, Inc.
....................................
10  Verizon Communications Inc.
....................................

                                        3

                              ---------------------
                              Midas Dollar Reserves
                              ---------------------
                                   COMMENTARY

     We are pleased to submit this Annual Report for the year ending December 31, 2003 and to welcome our new shareholders who have made their investment since our last Report.

     The Fund's all-weather income and safety conscious approach, plus free check writing, make it an ideal vehicle for a program of steady monthly investing, or as a temporary and easily accessible haven for proceeds of sales of other assets. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities (U.S. Government Securities). The U.S. Government Securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. Also of note, the Fund's convenient and attractive services for shareholders are intended to make investing in the Fund as easy, safe, convenient and affordable as possible.

                               Review and Outlook

     On June 25, 2003 the Federal Reserve Bank lowered the Federal Funds rate to a 45-year low of 1% from 1.25% and the rate remained unchanged for the balance of 2003. Business investment in the third quarter and fourth quarter was strong. Likewise, consumer spending was strong in the third quarter. Yet this spending weakened at the end of the third quarter and further weakened in the fourth quarter. Moreover, the economy recently passed the 40th straight month of manufacturing sector job losses and no substantial increases are anticipated. Against this mixed economic picture, the Fund's strategy was to maintain the high credit quality of the overall portfolio and carefully limit average maturity.

     Looking ahead at the fixed income markets in 2004, we remain cautiously optimistic. In January 2004, the Federal Reserve bank left its short-term interest rate target at 1%. While the Fed has now dropped the commitment it made five months previously to keep interest rates low for "a considerable period," the Fed did note that it can be "patient" in raising rates because inflation is low and the economy still has not fully recovered. Overall, we would agree with the Fed's economic outlook when it commented that "output is expanding briskly," and while "new hiring remains subdued, other indicators suggest an improvement in the labor market."

                              Shareholder Services

     In conditions such as these of economic uncertainty, the Fund's objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity has great appeal to safety conscious investors. To help investors get started with a regular plan of setting amounts aside to meet long term financial goals, the Fund offers three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on these free services simply give us a call and we will help you get started. If you have any questions or would like further information on the Midas Funds Family, or our Traditional or Roth IRAs, as well as our Education Savings Accounts, we would be very pleased to hear from you. Just call 1-800-400-MIDAS (6432) and an Investor Service Representative will be glad to assist you, as always, without obligation on your part.

---------------------------------------------
               TOP 10 HOLDINGS
           AS OF DECEMBER 31, 2003
---------------------------------------------
1   Federal Home Loan Bank, 1/07/04
..............................................
2   Freddie Mac Discount Notes, due 2/12/04
..............................................
3   Freddie Mac Discount Notes, due 2/19/04
..............................................
4   Freddie Mac Discount Notes, due 3/10/04
..............................................
5   Federal National Mortgage Corp., 1/28/04
..............................................
6   Federal National Mortgage Corp., 3/17/04
..............................................
7   Freddie Mac Discount Notes, due 3/02/04
..............................................
8   Federal National Mortgage Corp., 1/09/04
..............................................
9   Freddie Mac Discount Notes, due 1/29/04
..............................................
10  Federal Home Loan Mortgage Corp., 4/04/04
..............................................

                                        4

--------------------------------------------------------------------------------
                     Report of Independent Public Accountant
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of

Midas Fund, Inc.
Midas Special Equities Fund, Inc.
Midas Dollar Reserves, Inc.

          We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Midas Dollar Reserves, Inc. as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Midas Dollar Reserves, Inc. as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 22, 2004

                                       5

--------------------------------------------------------------------------------
                                Midas Fund, Inc.
--------------------------------------------------------------------------------
              Schedule of Portfolio Investments - December 31, 2003
--------------------------------------------------------------------------------
   Shares      COMMON STOCKS (100.00%)                              Market Value
--------------------------------------------------------------------------------
               Precious Metals and Resources (95.62%)
      21,500   Anglo American Platinum Corporation Limited*        $     938,914
      92,000   Ashanti Goldfields Company Ltd.*                        1,199,680
     474,000   Avgold Ltd.*                                              766,921
     150,000   Barrick Gold Corp.                                      3,406,500
     503,100   Claude Resources, Inc.*                                   845,208
     108,000   Compania de Minas Buenaventura S.A.A. ADR               3,054,240
     288,700   Desert Sun Mining Corp.*                                  383,971
     400,000   Eldorado Gold Corp.*                                    1,284,000
     150,000   Glamis Gold Ltd.*                                       2,568,000
     392,900   Golden Cycle Gold Corp.*                                5,893,500
     100,000   Gold Fields Limited ADR                                 1,394,000
     160,000   Harmony Gold Mining Company Limited ADR                 2,596,800
     750,000   High River Gold Mines Ltd.*                             1,131,703
     450,000   IAMGOLD Corp.                                           3,123,000
      52,000   Impala Platinum Holdings Limited ADR                    2,259,176
   2,628,000   Kenor ASA*                                              1,967,208
     300,000   Kinross Gold Corporation*                               2,397,000
     200,000   Meridian Gold Inc.*                                     2,922,000
      79,000   Minefinders Corporation Ltd.*                             651,750
     285,000   Mvelaphanda Resources Ltd.*                             1,024,719
     700,000   Newcrest Mining Limited                                 6,830,169
      80,000   Newmont Mining Corp.                                    3,888,800
     600,000   Northgate Exploration Limited*                          1,230,000
     142,000   NovaGold Resources Inc.*                                  713,132
   1,800,000   Oxiana Limited*                                         1,424,051
     500,000   Placer Dome Inc.                                        8,955,000
   1,600,000   Wheaton River Minerals Ltd.*                            4,784,000
     250,000   Wolfden Resources Inc.*                                 1,097,500
     541,000   Yamana Gold Inc.*                                       1,297,764
                                                                   -------------
                                                                      70,028,706
               Precious Metals and Resources Related (4.38%)
     550,000   Amerigo Resources Ltd.*                                   851,196
     100,000   Anglovaal Mining Ltd.*                                    630,712
     257,000   Friedman's Inc. Class A                                 1,724,470
                                                                   -------------
                                                                       3,206,378
                  Total Investments (cost: $42,856,181)(100%)      $  73,235,084

--------------------------------------------------------------------------------

*Indicates non-income producing security.
                                 See accompanying notes to financial statements.

                                        6

--------------------------------------------------------------------------------
                        Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------
              Schedule of Portfolio Investments - December 31, 2003
--------------------------------------------------------------------------------
   Shares      COMMON STOCKS (100.00%)                              Market Value
--------------------------------------------------------------------------------
               Fire, Marine & Casualty Insurance (22.35%)
      12,000   American International Group, Inc.                  $     795,360
       1,050   Berkshire Hathaway Inc. Class B*                        2,955,750
      16,700   RenaissanceRe Holdings Ltd.                               819,135
                                                                   -------------
                                                                       4,570,245
               Hotels & Motels (7.96%)
      95,000   Hilton Hotels Corp.                                     1,627,350
               Motor Vehicles & Passenger Car Bodies (1.93%)
       8,500   Bayerische Motoren Werke (BMW) AG                         394,015
               National Commercial Banks (5.71%)
      31,800   J.P. Morgan Chase & Co.                                 1,168,014
               Office Machines (7.07%)
      17,000   3M Co.                                                  1,445,510
               Periodicals: Publishing or Publishing & Printing
                (3.80%)
      79,000   Martha Stewart Living Omnimedia, Inc.*                    778,150
               Pharmaceutical Preparations (9.02%)
      20,000   Johnson & Johnson                                       1,033,200
      23,000   Pfizer Inc.                                               812,590
                                                                   -------------
                                                                       1,845,790
               Precious Metals and Resources (1.60%)
     438,000   Kenor ASA*                                                327,868
               Real Estate Investment Trusts (12.91 %)
      60,000   The Mills Corp.                                         2,640,000
               Retail-Variety Stores (4.41 %)
      17,000   Wal-Mart Stores, Inc.                                     901,850
               Security Brokers, Dealers & Flotation Companies
                (3.89%)
      67,204   The Charles Schwab Corp.                                  795,695
               Soap, Detergent, Cleaning Preparations, Perfumes,
                Cosmetics (6.35%)
      13,000   The Procter & Gamble Company                            1,298,440
               Telephone Communications (13.00%)
     131,500   AT&T Wireless Services Inc.*                            1,050,685
      33,900   IDT Corp.*                                                784,107
      23,500   Verizon Communications Inc.                               824,380
                                                                   -------------
                                                                       2,659,172
                  Total Investments (cost: $16,052,354)(100.00%)   $  20,452,099

--------------------------------------------------------------------------------

*Indicates non-income producing security.
                                 See accompanying notes to financial statements.

                                        7

--------------------------------------------------------------------------------
                           Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------
              Schedule of Portfolio Investments - December 31, 2003
--------------------------------------------------------------------------------
 Par Value     U.S. GOVERNMENT AGENCIES (100.00%)        Yield*       Value**
--------------------------------------------------------------------------------
$    575,000   Federal Farm Credit Bank, due 1/22/04        1.03%  $     574,645
   1,425,000   Federal Home Loan Bank, due 1/07/04          0.80%      1,424,782
     700,000   Federal Home Loan Bank, due 2/18/04          1.05%        699,015
     750,000   Federal Home Loan Bank, due 4/07/04          1.06%        747,879
   1,000,000   Federal Home Loan Mortgage Corp., due
                4/04/04                                     1.03%        999,018
   1,000,000   Federal National Mortgage Corp., due
                1/09/04                                     0.94%        999,767
     775,000   Federal National Mortgage Corp., due
                1/15/04                                     0.99%        774,684
     930,000   Federal National Mortgage Corp., due
                1/23/04                                     1.05%        929,388
   1,100,000   Federal National Mortgage Corp., due
                1/28/04                                     1.03%      1,099,129
     750,000   Federal National Mortgage Corp., due
                3/05/04                                     1.05%        748,598
   1,100,000   Federal National Mortgage Corp., due
                3/17/04                                     1.08%      1,097,504
     500,000   Federal National Mortgage Corp., due
                3/24/04                                     1.11%        498,731
     950,000   Federal National Mortgage Corp., due
                4/02/04                                     1.11%        947,332
     800,000   Freddie Mac, due 1/08/04                     0.84%        799,852
   1,000,000   Freddie Mac, due 1/29/04                     1.04%        999,178
   1,250,000   Freddie Mac, due 2/12/04                     1.06%      1,248,440
   1,250,000   Freddie Mac, due 2/19/04                     1.07%      1,248,173
     500,000   Freddie Mac, due 2/26/04                     1.12%        499,129
   1,050,000   Freddie Mac, due 3/02/04                     1.11%      1,048,031
   1,250,000   Freddie Mac, due 3/10/04                     1.08%      1,247,417
                                                                   -------------
                  Total Investments (100.00%)                      $  18,630,692

* Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.
** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                        8

----------------------------------------------------------------------------------
                        Statements of Assets and Liabilities
----------------------------------------------------------------------------------
                                                         Midas
                                                        Special         Midas
                                         Midas         Equities         Dollar
December 31, 2003                        Fund            Fund          Reserves
----------------------------------------------------------------------------------
Assets
Investments at cost                  $  42,856,181   $  16,052,354   $  18,630,692
----------------------------------------------------------------------------------
Investments at market value          $  73,235,084   $  20,452,099   $  18,630,692
Cash                                            --              --          27,444
Receivables:
   Waiver from manager                          --              --             165
   Securities sold                              --       1,867,066              --
   Dividends and interest                  173,709           4,570              --
   Fund shares sold                         13,613              --           8,500
Other assets                                40,321          12,019          12,935
----------------------------------------------------------------------------------
   Total assets                         73,462,727      22,335,754      18,679,736
==================================================================================
Liabilities
Cash overdraft                                  --           4,558              --
Payables:
   Securities purchased                         --         807,501              --
   Distribution payable                         --              --              14
   Demand notes payable to bank
    (note 5)                             6,087,766       3,377,701              --
   Fund shares redeemed                    129,100           6,246             420
Accrued expenses                            56,565          67,343          41,528
Accrued management and
 distribution fees                          66,393          28,187              --
----------------------------------------------------------------------------------
   Total liabilities                     6,339,824       4,291,536          41,962
==================================================================================
Net Assets                           $  67,122,903   $  18,044,218   $  18,637,774
----------------------------------------------------------------------------------
Shares outstanding, $0.01 par
 value                                  30,517,915       1,333,115      18,637,774
Net Asset Value, Offering and
 Redemption Price Per Share          $        2.20   $       13.54   $        1.00
At December 31, 2003, net assets
 consisted of:
Paid-in capital                      $ 235,841,230   $  25,299,445   $  18,637,122
Accumulated net realized loss on
 investments                          (199,116,302)    (11,654,972)            652
Net unrealized appreciation on
 investments, futures and foreign
 currencies                             30,397,975       4,399,745              --
----------------------------------------------------------------------------------
                                     $  67,122,903   $  18,044,218   $  18,637,774
==================================================================================

See accompanying notes to financial statements.

                                        9

----------------------------------------------------------------------------------
                            Statements of Operations
----------------------------------------------------------------------------------
                                                         Midas
                                                        Special         Midas
                                         Midas         Equities         Dollar
Year Ended December 31, 2003             Fund            Fund          Reserves
----------------------------------------------------------------------------------
Investment Income
Dividends                            $     616,931   $     461,830   $          --
Interest                                       104              50         231,354
Other                                        6,726              --              --
----------------------------------------------------------------------------------
   Total investment income                 623,761         461,880         231,354
==================================================================================
Expenses
Investment management (note 3)             532,361         162,229         100,330
Transfer agent                             248,850         105,810          43,800
Distribution (note 3)                      133,090         172,400          50,165
Registration (note 3)                      113,125          46,971          55,307
Professional (note 3)                       79,690          59,245          54,180
Printing                                    46,500          17,350          13,880
Directors                                   25,500          18,300          13,188
Custodian                                   16,335           4,199           5,445
Other                                       20,019          11,794          15,714
----------------------------------------------------------------------------------
   Total operating expenses              1,215,470         598,298         352,009
      Loan interest and fees
       (note 5)                             92,673          34,506             204
      Investment management,
       distribution plan and other
       expenses waived (note 3)                 --              --        (152,957)
----------------------------------------------------------------------------------
      Net expenses                       1,308,143         632,804         199,256
----------------------------------------------------------------------------------
      Net investment income (loss)        (684,382)       (170,924)         32,098
==================================================================================
Realized and Unrealized Gain
 (Loss) On Investments, Foreign
 Currencies and Futures
Net realized gain (loss) from
 security transactions and futures
 transactions                            9,308,483      (2,093,771)            755
Unrealized appreciation of
 investments during the period          12,412,631       2,972,054              --
----------------------------------------------------------------------------------
      Net realized and unrealized
       gain on investments,
       foreign currencies and
       futures                          21,721,114         878,283             755
==================================================================================
      Net increase in net assets
       resulting from operations     $  21,036,732   $     707,359   $      32,853
==================================================================================

                                 See accompanying notes to financial statements.

                                       10

----------------------------------------------------------------------------------------------------------------------------------
                                                Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                                              Midas Fund              Midas Special Equities Fund        Midas Dollar Reserves
----------------------------------------------------------------------------------------------------------------------------------
For the Years Ended December 31,         2003            2002            2003            2002             2003           2002
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)         $    (684,382)  $    (460,470)  $    (170,924)  $    (224,244)  $      32,098   $     163,814
Net realized (gain) loss from
 foreign currency and futures
 transactions                                   --              --      (2,202,707)      1,332,105              --              --
Net realized gain (loss) from
 security transactions                   9,308,483         362,245         108,936         111,404             755             (49)
Unrealized appreciation
 (depreciation) of investments,
 futures and foreign currencies
 during the period                      12,412,631      22,626,265       2,972,054      (3,522,382)             --              --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 operations                             21,036,732      22,528,040         707,359      (2,303,117)         32,853         163,765
Distributions to Shareholders
Distributions to shareholders                   --              --              --              --         (32,152)       (163,814)
Capital Share Transactions
Change in net assets resulting
 from capital share
 transactions (a)                       (8,702,566)     (6,297,137)     (1,547,287)     (1,507,469)     (2,332,511)     (5,021,600)
----------------------------------------------------------------------------------------------------------------------------------
Total change in net assets              12,334,166      16,230,903        (839,928)     (3,810,586)     (2,331,810)     (5,021,649)
Net Assets
Beginning of period                     54,788,737      38,557,834      18,884,146      22,694,732      20,969,584      25,991,233
----------------------------------------------------------------------------------------------------------------------------------
End of period                        $  67,122,903   $  54,788,737   $  18,044,218   $  18,884,146   $  18,637,774   $  20,969,584
==================================================================================================================================
(a) Capital Share Transactions
 were as follows:
Value
Shares sold                          $   7,873,019   $  16,450,942   $     656,355   $     450,198   $   6,557,024   $   7,437,116
Shares issued in reinvestment
 of distributions                               --              --              --              --          30,788         161,658
Shares redeemed                        (16,575,585)    (22,748,079)     (2,203,642)     (1,957,667)     (8,920,323)    (12,620,374)
----------------------------------------------------------------------------------------------------------------------------------
   Net decrease                      $  (8,702,566)  $  (6,297,137)  $  (1,547,287)  $  (1,507,469)  $  (2,332,511)  $  (5,021,600)
Number
Shares sold                              4,758,084      12,634,942          54,546          34,319       6,557,024       7,437,116
Shares issued in reinvestment of
 distributions                                  --              --              --              --         30 ,788         161,658
Shares redeemed                        (10,138,809)    (17,464,452)       (184,555)       (141,781)     (8,920,323)    (12,620,374)
----------------------------------------------------------------------------------------------------------------------------------
   Net decrease                         (5,380,725)     (4,829,510)       (130,009)       (107,462)     (2,332,511)     (5,021,600)
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                       11

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

1 The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. Midas Fund's investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion.

          Midas Special Equities Fund's investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in equity securities, futures, options, and debt instruments.

          Midas Dollar Reserves seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

          In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

          Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.

          At December 31, 2003, Midas Fund had an unused capital loss carryforward of approximately $198,330,100, of which $18,072,700, $12,176,100, $88,953,000, $72,327,900 and $6,800,400 expires in 2004, 2005,
     2006, 2007, 2008 and 2009 respectively. At December 31, 2003, Midas Special Equities Fund had an unused capital loss carryforward of approximately $10,997,100 all of which expires in 2009.

                                       12

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                C O N T I N U E D
--------------------------------------------------------------------------------

3 Under the investment management agreement of Midas Fund, Midas Management Corporation (the "Investment Manager") receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. Under the investment management agreement of Midas Special Equities Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, the Investment Manager voluntarily waived its management fee of $100,330, for the year ended December 31, 2003.

          Pursuant to the investment management agreements with each Fund, the Investment Manager has agreed to waive its fee or reimburse any Fund to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Funds are qualified for sale, although currently the Funds are not subject to any such limits. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Dollar Reserves) and 1.00% (Midas Special Equities Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas Dollar Reserves the Distributor voluntarily waived $50,165 of its distribution fee for the year ended December 31, 2003.

          Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Funds' Distributor. The Funds reimbursed the Investment Manager $191,346 for providing certain administrative and accounting services at cost during the year ended December 31, 2003. In addition, Midas Fund paid the Distributor $42,250 for payments made to certain brokers for record keeping services. An officer and director of the Funds, the Distributor, and the Investment Manager was elected in June 2003 to the board of directors of Golden Cycle Gold Corporation ("GCC"). GCC comprised approximately 8.05% of Midas Fund's total investments and is approximately 20.59% owned by Midas Fund (therefore an "affiliate" under the 1940 Act). Remuneration from GCC for such directorship is paid to Midas Fund. Due to limited trading in GCC and the Fund's large position, a portion of the position may be illiquid.

4 At December 31, 2003, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                                                             Net Unrealized
                                      Federal Income   Gross Unrealized   Gross Unrealized    Appreciation
December 31, 2003                        Tax Cost        Appreciation      (Depreciation)    (Depreciation)
-----------------------------------------------------------------------------------------------------------
Midas Fund                            $   42,856,181   $     31,695,142   $     (1,316,239)  $   30,378,903
Midas Special Equities Fund               16,052,354          4,971,508           (571,754)       4,399,754

Purchases and sales of securities other than short term notes were as follows:

For the Year Ended                       Purchases      Proceeds from the
December 31, 2003                      of Securities   Sale of Securities
-------------------------------------------------------------------------
Midas Fund                            $   32,407,271   $       34,421,748
Midas Special Equities Fund                5,597,971            7,995,897

                                       13

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                C O N T I N U E D
--------------------------------------------------------------------------------

5 The Funds have a committed bank line of credit at an interest rate, at the Funds' option, of (i) Overnight Federal Funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year, for leveraging and/or temporary or emergency purposes. At December 31, 2003, the outstanding balance, and for the year ended December 31, 2003, the weighted average interest rate and the weighted average amount outstanding were as follows:

                                              Weighted
For the Year Ended            Outstanding      Average       Weighted Average
December 31, 2003               Balance     Interest Rate   Amount Outstanding
------------------------------------------------------------------------------
Midas Fund                    $ 6,087,766            1.88%  $        4,802,290
Midas Special Equities Fund   $ 3,377,701            1.88%  $        1,802,290
Midas Dollar Reserves                  --            1.94%  $           10,331

          The Funds participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

6 The Funds may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to segregate for the broker at the custodian bank an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance.

                                       14

--------------------------------------------------------------------------------
                    Financial Highlights - Midas Fund, Inc.
--------------------------------------------------------------------------------

Years Ended December 31,                    2003        2002         2001       2000       1999
--------------------------------------------------------------------------------------------------
Per Share Data*
Net asset value at beginning of
 period                                  $    1.53   $     .95   $     .84   $    1.36   $    1.51
--------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                        (.02)       (.01)       (.01)       (.02)       (.01)
   Net realized and unrealized gain
    (loss) on investments                      .69         .59         .12        (.50)       (.14)
--------------------------------------------------------------------------------------------------
      Total from investment
       operations                              .67         .58         .11        (.52)       (.15)
Net asset value at end of period         $    2.20   $    1.53   $     .95   $     .84   $    1.36
==================================================================================================
Total return                                 43.79%      61.05%      13.10%     (38.24)%     (9.93)%
==================================================================================================
Ratios/Supplemental Data
Net assets at end of period
 (000's omitted)                         $  67,123   $  54,789   $  38,558   $  34,820   $  71,820
==================================================================================================
Ratio of expenses before interest
 expense                                      2.27%        --          --          --          --
==================================================================================================
Ratio of total expenses to average
 net assets /(a)/                             2.44%       2.58%       2.83%       3.48%       2.81%
==================================================================================================
Ratio of net investment loss to
 average net assets                          (1.28)%      (.93)%      (.75)%     (2.35)%      (.80)%
==================================================================================================
Portfolio turnover rate                         54%         45%         61%        109%         74%
==================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

(a) Ratio after transfer agent and custodian credits was 2.81%, 3.40%, and 2.73% for the years ended December 31, 2001, 2000, and 1999, respectively.

--------------------------------------------------------------------------------
            Financial Highlights - Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------

Years Ended December 31,                    2003        2002        2001        2000        1999
--------------------------------------------------------------------------------------------------
Per Share Data*
Net asset value at beginning of
 period                                  $   12.91   $   14.45   $   20.02   $   26.56   $   20.34
--------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                        (.12)       (.15)       (.17)       (.39)       (.27)
   Net realized and unrealized
    gain (loss) on investments                 .75       (1.39)      (5.40)      (5.27)       6.49
--------------------------------------------------------------------------------------------------
      Total from investment
       operations                              .63       (1.54)      (5.57)      (5.66)       6.22
--------------------------------------------------------------------------------------------------
Less distributions:
   Distributions to shareholders                --          --          --        (.88)         --
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net
    asset value                                .63       (1.53)      (5.57)      (6.54)       6.22
--------------------------------------------------------------------------------------------------
Net asset value at end of period         $   13.54   $   12.91   $   14.45   $   20.02   $   26.56
==================================================================================================
Total return                                  4.88%     (10.66)%    (27.82)%    (21.18)%     30.58%
==================================================================================================
Ratios/Supplemental Data
Net assets at end of period
 (000's omitted)                         $  18,044   $  18,884   $  22,695   $  29,036   $  41,629
==================================================================================================
Ratio of expenses before interest
 expense                                      3.47%       3.41%       3.37%       2.77%       2.71%
==================================================================================================
Ratio of total expenses to average
 net assets/(a)/                              3.67%       3.69%       3.81%       3.44%       3.13%
==================================================================================================
Ratio of net investment loss to
 average net assets                          (0.99)%     (1.08)%     (1.12)%     (1.77)%     (1.44)%
==================================================================================================
Portfolio turnover rate                         29%         20%        102%        248%        159%
==================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

(a) Ratio after transfer agent and custodian fee credits was 3.80%, 3.42%, and 3.04% for the years ended December 31, 2001, 2000, and 1999, respectively.

                                       15

--------------------------------------------------------------------------------
               Financial Highlights - Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------

Years Ended December 31,                    2003        2002        2001        2000        1999
--------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of
 period                                  $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
--------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                      .002        .007        .031        .056        .043
Less distributions:
   Distributions to shareholders             (.002)      (.007)      (.031)      (.056)      (.043)
--------------------------------------------------------------------------------------------------
Net asset value at end of period         $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
==================================================================================================
Total return                                  0.15%       0.63%       3.11%       5.74%       4.38%
==================================================================================================
Ratios/Supplemental Data
Net assets at end of period
 (000's omitted)                         $  18,638   $  20,970   $  25,991   $  58,502   $  64,250
==================================================================================================
Ratio of total expenses to average
 net assets /(a)(b)/                          0.99%       1.09%       1.11%       0.84%       0.94%
==================================================================================================
Ratio of net investment income to
 average net assets /(c)/                     0.16%       0.69%       3.51%       5.54%       4.30%
==================================================================================================

(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.75%, 1.84%, 1.64%, 1.09%, and 1.34%, for the years ended December 31, 2003,
    2002, 2001, 2000, and 1999 respectively.
(b) Ratio after transfer agent and custodian fee credits was 1.06% and 0.80% for the years ended December 31, 2001 and 2000, respectively.
(c) Ratio prior to waiver by the Investment Manager and Distributor was (0.60)%, (.06)%, 2.92%, 5.29%, and 3.90% for the years ended December 31,
    2003, 2002, 2001, 2000, and 1999 respectively.

--------------------------------------------------------------------------------
                  Performance Graphs/Total Returns
--------------------------------------------------------------------------------
                    Midas Fund . Midas Special Equities Fund

Results of $10,000 Investment
January 1, 1994 through December 31, 2003

Midas Fund, S&P 500 and Precious Metals Average

                             94      95      96      97      98      99      00      01      02      03
Midas Fund               $  8,293  11,339  13,746   5,632   4,030   3,630   2,242   2,536   4,084   5,872
S&P 500                  $ 10,133  13,937  17,135  22,853  29,400  35,598  32,370  28,530  22,248  28,629
Precious Metals Average  $  8,673   9,155  10,145   5,897   5,268   5,605   4,686   5,549   8,925  14,061

Midas Special Equities, S&P 500 and Russell 2000

                             94      95      96      97      98      99      00      01      02      03
Midas Special Equities   $  8,346  11,723  11,847  12,467  11,820  15,434  12,165   8,781   7,845   8,228
S&P 500                  $ 10,133  13,937  17,135  22,853  29,400  35,598  32,370  28,530  22,248  28,629
Russell 2000             $  9,819  12,612  14,700  17,989  17,535  21,263  20,637  21,165  16,831  24,784


The performance graphs show returns of an initial investment of $10,000 in Midas Fund and Midas Special Equities Fund from 1/1/94 to 12/31/03. Midas Special Equities Fund is compared to the Russell 2000 and the S&P 500. Midas Fund is compared to the S&P 500 and the Morningstar Specialty Fund-Precious Metals Average ("PMA") of 43 funds, 18 of which have been in existence since 1994. Results in each case reflect reinvestment of dividends and distributions. The Russell 2000, a small company index, and the S&P 500, a broad equity index, are unmanaged and fully invested in common stocks. Midas Special Equities Fund invests in common stocks and may also leverage and own fixed income securities, options, and futures. Midas Fund invests primarily in securities of companies involved in mining, processing or dealing in precious metals or other resources, may use leverage and futures, and may invest in fixed income securities for temporary defensive purposes and other securities. Past performance is not predictive of future performance.

                               $ Final     % Total        % Avg.
Fund Name                       Value      Return*    Annual Return*
---------------------------------------------------------------------
Midas Fund                    $   5,872    (41.28)%             (5.18)%
Midas Special Equities Fund   $   8,228    (17.72)%             (1.93)%
PMA                           $  14,061     40.61%               3.47%
Russell 2000                  $  24,784    147.84%               9.50%
S&P 500                       $  28,629    186.29%              11.09%

Average annual total return for the periods ended 12/31/03 for Midas Fund and Midas Special Equities Fund, respectively, for one year was 43.79%, and 4.88%, for the past five years was 7.82%, and (6.99)%, and for the past ten years was (5.18)%, and (1.93)%.

* The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                       16




--------------------------------------------------------------------------------
          A C C O U N T  A P P L I C A T I O N  I N S T R U C T I O N S
--------------------------------------------------------------------------------

================================================================================

1. Registration. If there is more than one owner of the account, the registration will be "Joint Tenants with Right of Survivorship" unless you specify "Tenants in Common." If the account is a Trust account, please attach a copy of the portion of the Trust Document which specifies the authorized Trustees.

2. Mailing Address, Telephone Number, and Citizenship. If you are a non-U.S. citizen residing in the U.S., in addition to your application, you will be required to attach a Form W-8BEN which can be obtained by contacting the Internal Revenue Service at 1-800-829-3676 or retrieved from their website, www.irs.gov.

3. Fund(s) chosen and amount invested. Indicate the Fund(s) in which you are opening an account.

          By Check. The opening minimum is $1,000 ($100 for Midas Automatic Investment Programs - see Section 6 of the application) and the minimum subsequent investment is $100. Complete and sign the Account Application that accompanies this Report and mail it, along with your check drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders cannot be accepted. You will be charged a fee for any check that does not clear.

          By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: Huntington National Bank, ABA #04-40-00024; for Account 01-89215-157-7; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed.

4. Distributions. Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise.

5. Check Writing Privilege for Dollar Reserves - Signature Card. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. Personalized checks will be mailed to you within two weeks after you receive confirmation of your investment unless additional documentation is required. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment.

6. Midas Funds Automatic Investment Program. With the Midas Automatic Investment Program (AIP), you can establish a convenient and affordable long term investment program through one or more of the plans explained in this section. The $1,000 minimum investment requirement is waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify upon which date(s) you wish to have your AIP drawn. Additionally, please attach a voided bank account check.

7. The Midas Touch(R). Shareholders automatically enjoy the privilege of calling toll-free 1-800-400-MIDAS (6432) or accessing their Midas Funds account on the web at www.midasfunds.com to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account.

8. Electronic Documents. Please provide us with the email address you wish to use for electronic delivery of your Fund documents.

9. Signature and Certification to Avoid Backup Withholding. After reading this section, please sign and date the Account Application.

     If you need any assistance in completing the Account Application, please call a Midas Investor Service Representative at 1-800-400-MIDAS (6432).

--------------------------------------------------------------------------------

                                       18

[LOGO OF MIDAS FUNDS]
[Discovering Opportunities]
A C C O U N T
A P P L I C A T I O N

Use this Account Application to open a regular Midas account. For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or access our web site at www.midasfunds.com. Return this completed Account Application in the enclosed envelope or mail to:
Midas Funds, Box 6110, Indianapolis, IN 46206-6110.

================================================================================

1.   Registration (Please Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m.
     eastern time.
     Individual:

     ------------------------------------------------------------------------------------------------------------------------------
     First Name                      Middle Initial               Last Name         Social Security Number      Date of Birth
     Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

     ------------------------------------------------------------------------------------------------------------------------------
     First Name                      Middle Initial               Last Name         Social Security Number      Date of Birth
     Gift/Transfer to a Minor:
                                                                 as Custodian for
     ------------------------------------------------------------------------------------------------------------------------------
     Name of Custodian (only one)                                                    Name of Minor (only one)
     under the                       Uniform Gifts/Transfers to Minors Act.
     ------------------------------------------------------------------------------------------------------------------------------
               Custodian's State of Residence                   Minor's Social Security Number          Minor's Date of Birth
     Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution dated within 60 days.

     ------------------------------------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership, or other Organization            Name of Authorized Individual(s)

     ------------------------------------------------------------------------------------------------------------------------------
     Tax I.D. Number                 Name of Trustee(s)                 Date of Trust Instrument

     ------------------------------------------------------------------------------------------------------------------------------
     If a publicly traded company, provide ticker symbol and exchange where traded; otherwise provide social security numbers and dates of births for all authorized signers and traders.
===================================================================================================================================
2.   Mailing Address, Telephone Number, and Citizenship

     ------------------------------------------------------------------------------------------------------------------------------
     Street                          City                               State / Zip         Daytime Telephone   Email address

     Citizen of:  (  )U.S.  (  )Other:                                  Citizen of:  (  )U.S.  (  )Other:
     ------------------------------------------------------------------------------------------------------------------------------
     Owner                           If other, attach IRS Form W-8      Joint Owner                             If other, attach
                                                                                                                IRS Form W-8
===================================================================================================================================
3.   Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

                                       -------------                                         -------------
          Midas Dollar Reserves        $                                       Midas Fund    $
                                       -------------                                         -------------

                                       -------------                                         -------------
          Midas Special Equities Fund  $                                       TOTAL         $
                                       -------------                                         -------------

     By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.
     By Wire: Please call 1-800-400-MIDAS (6432) 8a.m. - 6p.m. eastern time to be assigned an account number before making an initial investment by wire. Please indicate the assigned account number ____________________________ and the date the wire was sent ______________________________.
===================================================================================================================================
4.   Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
     .    Automatic Compounding Option Dividends and distributions reinvested in additional shares.
     .    Payment Option .Dividends in cash, distributions reinvested.  .Dividends and distributions in cash.
     To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.
===================================================================================================================================
5.   Check Writing Privilege for Midas Dollar Reserves - Signature Card
     I am investing in Midas Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

     Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked. .

     ------------------------------------------------------------------------------------------------------------------------------
     Signature                                                          Signature of Joint Owner (if any)

     ------------------------------------------------------------------------------------------------------------------------------
     Print Name                                                         Print Name of Joint Owner (if any)

                                                                                                          (please continue on back)


===================================================================================================================================
6.   Midas Funds Automatic Investment Program
     .    Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

          Fund Name: ______________________________________
          Amount ($100 minimum): $ ____________________________ Day of month:  .10th        .15th        .20th

     .    Salary Investing Plan The enrollment form will be sent to the address in Section 2 or call toll-free 1-800-400-MIDAS
          (6432) to have the form sent to your place of employment.

     .    Government Direct Deposit Plan Your request will be processed and you will receive the enrollment form.
===================================================================================================================================
7.   The Midas Touch(R) through 1-800-400-MIDAS (6432) and www.midasfunds.com
     Shareholders automatically enjoy telephone and web purchases and redemptions of Fund shares, unless declined by checking the following circle. .

     To link your bank, attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.
===================================================================================================================================
8.   Electronic Documents - Account statements, confirmations, prospectus updates, semi-annual and annual reports will be provided electronically in lieu of mailed printed documents, unless declined by checking the following circle. .

     To receive account documents electronically, please provide your email address:____________________________________________.
===================================================================================================================================
9.   Signature and Certification to Avoid Backup Withholding
     "I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social
     Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c)
     I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a
     U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

     ------------------------------------------------------------------------------------------------------------------------------
     Signature of .Owner    .Trustee    .Custodian          Date          Signature of Joint Owner (if any)       Date
     The application must be signed and completed for all authorized signers and account traders.

                                         [                                  ]
                                                                                                                  MF-APP-12/03



                                         [                                  ]

     ------------------------------------------------------------------------------------------------------------------------------
          Optional:
          Please tell us how you heard about Midas:
     ------------------------------------------------------------------------------------------------------------------------------
                                  IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

     To help fight the funding of terrorism and money laundering activities, federal law now requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. So when you open an account, we will need your name, address, date of birth, and other information that will allow us to identify you, all of which will be protected under our Privacy Policy. We may also ask for additional identifying documents or information.
     ------------------------------------------------------------------------------------------------------------------------------
     Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas
     Funds is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

          Shareholder Services
          . Electronic Funds Transfers
          . Automatic Investment Program
          . Retirement Plans:
            Traditional Deductible IRA
            ROTH IRA
            SEP-IRA
            Simple IRA
            403(b)
          . Education Saving Account

          Minimum Investments
          . Regular Accounts: $ 1,000
          . Retirement Plans including Traditional Deductible IRA, Roth IRA,
            SEP-IRA Simple IRA, and 403(b): $ 1,000
          . Education Savings Account: $ 1,000
          . Automatic Investment Program: $ 100
          . Subsequent Investments: $ 100

          Midas Funds
          P.O. Box 6110
          Indianapolis, IN 46206-6110

[LOGO OF THE MIDASTOUCH(R) ACCOUNT ACCESS]

          1-800-400-MIDAS (6432) for Investment Information

          Access Midas Funds at www.midasfunds.com.

          Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance of quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money. The Funds' proxy voting policies and procedures available (i) without charge, upon request, by calling 1-800-400-MIDAS (6432); (ii) on the Funds' website at www.midasfunds.com and (iii) on the Commission's website at http://www.sec.gov. Investor Service Center, Inc., Distributor.


[LOGO OF MIDAS FUNDS]
Discovering Opportunities
                                                                 ---------------
                                                                    PRSRT STD
                                                                   US POSTAGE
                                                                      PAID
                                                                  LANCASTER PA
                                                                   PERMIT 1762
                                                                 ---------------

Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

          ------------------------------------------------------------



          ------------------------------------------------------------


                                                                     MF-AR-12/03

Item 2. Code of Ethics

(a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)  (1)  The Code is attached hereto as Exhibit 99.CODE ETH.

     (2) The text of the Code can be on the registrant's website, www.midasfunds.com.

     (3) A copy of the Code may be obtained free of charge by calling collect 1-212-480-6432.

Item 3. Audit Committee Financial Expert

The Fund's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt and John B. Russell. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                  2003          2002

                    Audit Fees                  $ 20,250       $ 20,250
                    Audit-Related Fees                 0              0
                    Tax Fees                       3,250          3,750
                    All Other Fees                     0              0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors.

(e) (1) The registrant's audit committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $21,500 and $22,750, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and John B. Russell.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The Principal Executive Officer and Principal Financial Officer have concluded that Midas Fund, Inc.'s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to Midas Fund, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in Midas Fund, Inc. internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits

(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.
(b) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940(17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Midas Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Midas Fund, Inc.

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 10, 2004